EXHIBIT 10.61

ARP-HCI-02-CAT-202-14

DOC: June 3, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ENDURANCE SPECIALTY INSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	15.000%
Excess Layer 4	15.000%

Contract Year 2	Participation
Excess Layer 3	9.632%
Excess Layer 4	10.455%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

ARP-HCI-02-CAT-202-14	I&L Endorsement No. 1 – ENDURB

DOC: June 3, 2015

Signed in                                 , on this              day of                     , 20

ENDURANCE SPECIALTY INSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-202-14	I&L Endorsement No. 1 – ENDURB

DOC: June 3, 2015